Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NVR, Inc. for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of NVR, Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NVR, Inc.

Date: November 3, 2008	By:	/s/ Paul C. Saville
Paul C. Saville
President and Chief Executive Officer

	By:	/s/ Dennis M. Seremet
Dennis M. Seremet
Senior Vice President, Chief Financial Officer and Treasurer

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